SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 24, 1998
                                                        -----------------


                        FGIC SECURITIES PURCHASE, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its charter)



       Delaware                    0-19564                  13-3633082
       ---------------------------------------------------------------
       (State or other            (Commission          (I.R.S. Employer
        jurisdiction of            File Number)        Identification No.)
        incorporation)


                    115 Broadway, New York, New York 10006
                    --------------------------------------
             (Address of principal executive officers) (Zip Code)


      Registrant's telephone number, including area code: (212) 312-3000
                                                          --------------


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Item 5.      Other Events
------       ------------

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-84062) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit  consists of the consent of KPMG Peat Marwick LLP relating to
(i) the incorporation by reference of their report dated February 13, 1998 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1997; and (ii) the reference to them under Experts in the Prospectus Supplement dated November 24, 1998 relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $46,000,000 aggregate principal amount of Adjustable Rate Revenue Bonds, Series 1998A to be issued by Rancho California Water District Financing Authority.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

                                   EXHIBITS

             Item 601 of
             Regulation S-K
             Exhibit Reference
             Number
             ------

             (23)                  Consents of experts and counsel:

                                   (r)   Consent of KPMG Peat Marwick LLP


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       FGIC SECURITIES PURCHASE, INC.
                                       ------------------------------
                                                 (Registrant)



                                             By: /s/ Carolanne Gardner
                                                 ---------------------
                                                 Name: Carolanne Gardner
                                                 Title: Vice President


Dated: November 24, 1998

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549








                        FGIC SECURITIES PURCHASE, INC.








                         EXHIBITS TO CURRENT REPORT ON
                       FORM 8-K DATED NOVEMBER 24, 1998






                                               Commission File Number 0-19564


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                                 Exhibit Index



Exhibit No.       Description                                          Page
-----------       -----------                                          ----

(23)                  Consents of experts and counsel:                   6

                           (r)   Consent of KPMG Peat Marwick LLP


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